UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 25, 2021

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 25, 2021.  At the Annual Meeting of Stockholders, Vishay's stockholders elected four directors to hold office until the 2024 annual meeting, ratified the appointment of Ernst & Young LLP as Vishay's independent registered public accounting firm for the year ending December 31, 2021, and voted on an advisory basis to approve Vishay's executive compensation.

Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes.

The results of the votes of stockholders on each matter set forth at the Annual Meeting are as follows:

Election of Directors to Hold Office until 2024

	For	Withheld	Broker Non-Votes

Marc Zandman
Common stock	88,340,809	24,233,119	7,135,287
Class B common stock	11,640,267	18,021	1
Total voting power	204,743,479	24,413,329	7,135,297
Ruta Zandman
Common Stock	100,775,585	11,798,343	7,135,287
Class B common stock	11,640,267	18,021	1
Total voting power	217,178,255	11,978,553	7,135,297
Ziv Shoshani
Common stock	85,668,295	26,905,633	7,135,287
Class B common stock	11,640,267	18,021	1
Total voting power	202,077,927	27,085,843	7,135,297
Jeffrey H. Vanneste
Common stock	107,675,257	4,898,671	7,135,287
Class B common stock	11,640,267	18,021	1
Total voting power	224,077,927	5,078,881	7,135,297

Ratification of Appointment of Independent Registered Accounting Firm

	For	Against	Abstain	Broker Non-Votes

Common stock	115,889,185	3,761,063	58,967	-
Class B common stock	11,658,289	-	-	-
Total voting power	232,472,075	3,761,063	58,967	-

Advisory Vote on Executive Compensation

	For	Against	Abstain	Broker Non-Votes

Common stock	106,551,090	5,578,538	444,300	7,135,287
Class B common stock	11,640,267	18,021	-	1
Total voting power	222,953,760	5,758,748	444,300	7,135,297

Item 8.01 – Other Events

Cash Dividend Declaration

On May 25, 2021, Vishay declared a quarterly cash dividend of $0.095 per share of common stock and Class B common stock outstanding payable on June 29, 2021 to stockholders of record at the close of business on June 18, 2021. A copy of the press release announcing the dividend declaration is attached as Exhibit 99.1 to this report.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2021

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer